Santo Mining Corp. - Statements of Operations - Unaudited (USD $)	3 Months Ended	43 Months Ended	3 Months Ended	6 Months Ended
	Jan. 31, 2013 Scenario, Plan [Member]	Jan. 31, 2013 Scenario, Plan [Member]	Jan. 31, 2012 Scenario, Actual [Member]	Jan. 31, 2012 Scenario, Actual [Member]	Jan. 31, 2013 Scenario, Previously Reported [Member]
OPERATING EXPENSES
Consulting fees	$ 12,858	$ 254,739	$ 4,100	$ 6,640	$ 143,728
General and administrative	31,683	146,785	17,838	19,141	92,708
Legal and accounting fees	31,520	162,080	17,204	25,544	45,781
Total operating expenses	76,061	563,604	39,142	51,325	282,217
OTHER INCOME (EXPENSE)
Foreign currency transaction loss		(173)	(4)	(16)
Interest income		4
Total other expense		(169)	(4)	(16)
Net loss	$ (76,061)	$ (563,773)	$ (39,146)	$ (51,341)	$ (282,217)
Basic and diluted loss per common share (in Dollars per share)	$ 0.00		$ 0.00	$ 0.00	$ 0.00
Basic and diluted weighted average number of common shares outstanding (in Shares)	64,352,005		62,962,496	62,962,496	64,159,795